UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019 (February 14, 2019)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2019, Lawrence C. Tucker, an NHC director since 1998, notified the Company that he intends to retire from the Board effective after the 2019 annual shareholders’ meeting and as a result will not stand for re-election.  The decision of Mr. Tucker to retire from the Board did not involve any disagreement with the Company.  Mr. Tucker is 76 and serves on NHC’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       February 20, 2019

NATIONAL HEALTHCARE CORPORATION

By:	/s/ Stephen F. Flatt
Name: Stephen F. Flatt
Title: Chief Executive Officer